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                                                                    EXHIBIT(j).2



                          [ARTHUR ANDERSEN LETTERHEAD]




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report for The Hartford Mutual Funds, Inc. (and to all references to our Firm) included in or made a part of Registration Statement File No. 811-00558 on Form N-1A.



                                                        /s/ Arthur Andersen LLP
Hartford, Connecticut
February 7, 2002                                        ARTHUR ANDERSEN LLP